UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2026

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2026 (the “Effective Date”), Teradata Corporation, a Delaware corporation (the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”) with Lynrock Lake Partners LLC, Lynrock Lake LP, Lynrock Lake Master Fund LP and Cynthia Paul (collectively, the “Stockholder Parties”).

Pursuant to the Cooperation Agreement, the Company has agreed to (i) increase the size of the Company’s board of directors (the “Board”) from nine to ten directors, and (ii) appoint Melissa Fisher (the “First New Director”) to the Board as a Class I director with an initial term expiring at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) by no later than March 1, 2026, with such appointment conditioned upon the successful completion of her independence and eligibility review and onboarding process, as provided in the Cooperation Agreement, including, among other things, the Nominating and Governance Committee (the “Nominating Committee”) recommending her appointment to the Board (not to be unreasonably withheld) and the Board approving her appointment (not to be unreasonably withheld). During the term of the Cooperation Agreement, if the Stockholder Parties maintain a certain minimum beneficial ownership amount of the Company’s common stock, $0.01 par value per share (the “Common Stock”), the Stockholder Parties will have certain replacement rights with respect to the First New Director, as provided in the Cooperation Agreement.

The Company has agreed to (i) appoint the First New Director to the Nominating Committee, concurrent with her appointment to the Board, and (ii) nominate and recommend her for election to the Board at the 2026 Annual Meeting. The Cooperation Agreement further provides that, promptly following the 2026 Annual Meeting and in any event by no later than August 1, 2026, the Board will appoint, in its sole discretion, one additional director to the Board as a Class II director with a term expiring at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), after giving due consideration to the Stockholder Parties’ feedback regarding the desired profile of candidates and on candidates the Board evaluates for such appointment.

Pursuant to the Cooperation Agreement, the Board has agreed that one current Class I director will not be nominated for re-election at the 2026 Annual Meeting, and one current Class II director will not be nominated for re-election at the 2027 Annual Meeting.

During the term of the Cooperation Agreement, the Stockholder Parties have agreed to vote all shares of Common Stock beneficially owned by them in accordance with the Board’s recommendations, subject to certain exceptions. The Stockholder Parties have also agreed to certain customary standstill provisions, prohibiting each Stockholder Party from, among other things, (i) making certain public announcements or proposals regarding transactions involving the Company; (ii) soliciting proxies or written consents; (iii) advising or knowingly encouraging any person with respect to the voting or disposition of any Company securities, other than in a manner consistent with the Board’s recommendations; and (iv) taking actions to change or influence the Board, management or the direction of certain Company matters. During the term of the Cooperation Agreement, the Company and the Stockholder Parties have also agreed to certain customary non-disparagement provisions.

The Company has agreed to reimburse the Stockholder Parties for their reasonable and documented out-of-pocket expenses incurred in connection with the negotiation, execution and effectuation of the Cooperation Agreement, provided that any such reimbursement by the Company to the Stockholder Parties shall not exceed $100,000 in the aggregate. The Cooperation Agreement will remain in effect until the earlier of (i) 30 days prior to the first day of the advance notice period for the submission of stockholder nominations for consideration at the 2027 Annual Meeting and (ii) 150 days prior to the one-year anniversary of the 2026 Annual Meeting.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 10, 2026, the Company issued a press release announcing, among other things, its entry into the Cooperation Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The content of any URLs referenced in the press release is not incorporated into this Current Report on Form 8-K or any other filings with the U.S. Securities and Exchange Commission (the “SEC”).

Important Additional Information and Where to Find It

The Company intends to file with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for the 2026 Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING. Stockholders will be able to obtain free copies of these documents, and other documents filed with the SEC by the Company, through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from the Company by going to the Company’s Investor Relations page on its website at investor.teradata.com.

Certain Information Regarding Participants in the Solicitation

For participant information, see the Company’s soliciting material filed as “DEFA14A” with the SEC on February 10, 2026, and available here.

Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
10.1	Cooperation Agreement, dated February 10, 2026, by and among Teradata Corporation, Lynrock Lake Partners LLC, Lynrock Lake LP, Lynrock Lake Master Fund LP and Cynthia Paul.

99.1	Press Release, dated February 10, 2026.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: February 11, 2026	By:	/s/ Steve McMillian
Steve McMillan
President and Chief Executive Officer